UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2013

FIRST COMMUNITY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-19297	55-0694814
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 989 Bluefield, Virginia	24605-0989
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (276) 326-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On August 27, 2013, the Board of Directors of the Company appointed William P. Stafford, II, Chairman of the Board of Directors of the Company, to serve as Chief Executive Officer effective August 31, 2013. Mr. Stafford, age 49, has served as Chairman of the Board of the Company since 2010, and has been a director since 1994. Mr. Stafford has been an attorney with the firm of Brewster, Morhous, Cameron, Caruth, Moore, Kersey & Stafford, PLLC, located in Bluefield, West Virginia, since 1990. There are no arrangements or understandings between Mr. Stafford and any other person or persons pursuant to which Mr. Stafford was appointed as Chief Executive Officer. Mr. Stafford is the son of William P. Stafford, Vice Chairman of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY BANCSHARES, INC.

Date:	September 3, 2013	By:	/s/ David D. Brown

David D. Brown
Chief Financial Officer